UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 3, 2022

THERMOGENESIS HOLDINGS, INC.
(Exact Name of Registrant as Specified in its Charter)

Delaware	333-82900	94-3018487
(State or Other Jurisdiction	(Commission	(IRS Employer
of Incorporation)	File Number)	Identification No.)

2711 Citrus Road, Rancho Cordova, California	95742
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (916) 858-5100

N/A
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 par value	THMO	The Nasdaq Stock Market LLC (The Nasdaq Capital Market)

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company      ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01.         Entry into a Material Definitive Agreement.

As previously reported, on December 13, 2019, ThermoGenesis Holdings, Inc. (the “Company”) entered into an At the Market Offering Agreement (the “Offering Agreement”) with H.C. Wainwright & Co., LLC, as sales agent (the “Sales Agent”), pursuant to which the Company could offer and sell, from time to time, through the Sales Agent up to $4,400,000 of shares of the Company’s common stock, $0.001 par value (“Common Stock”). Also as previously reported, on May 19, 2020, the Company and the Sales Agent entered into Amendment No. 1 to the Offering Agreement (“Amendment No. 1”) to increase the maximum aggregate offering price of shares of Common Stock that may be offered and sold from time to time under the Offering Agreement, as amended by Amendment No. 1, to $15,280,313. Through the date hereof, the Company has offered and sold shares of Common Stock having an aggregate offering price at the time of sale of approximately $15,280,261 under the Offering Agreement (as amended by Amendment No. 1).

On February 3, 2022, the Company and the Sales Agent entered into Amendment No. 2 to the Offering Agreement (“Amendment No. 2” and the Offering Agreement, as amended by Amendment No. 1 and Amendment No. 2, the “Amended Offering Agreement”) to further increase the maximum aggregate offering price of shares of Common Stock that may be offered and sold from time to time under the Amended Offering Agreement from $15,280,313 to $19,555,261, which enables the Company to sell an additional $4,275,000 of shares after taking into account prior sales under the Offering Agreement (the “Additional Shares”). Amendment No. 2 also amended the Offering Agreement to change the expiration date of the Amended Offering Agreement from August 9, 2022 to the date on which all of the Additional Shares are sold by the Company or until the Amended Offering Agreement is otherwise mutually terminated, subject to the early termination provisions set forth in the agreement. The terms and conditions of the Offering Agreement otherwise remain unchanged.

Sales of the Additional Shares under the Amended Offering Agreement, if any, may be made in transactions that are deemed to be “at-the-market” offerings as defined in Rule 415 under the Securities Act of 1933, as amended, including without limitation sales made directly on or through the Nasdaq Capital Market or any other existing trading market for the Common Stock. The Sales Agent will use commercially reasonable efforts consistent with its normal trading and sales practices to sell the Additional Shares from time to time, based upon instructions from the Company (including any price, time or amount limits the Company may impose). The Company is not obligated to make any sales under the Amended Offering Agreement.

The foregoing description of the material terms of Amendment No. 2 is qualified in its entirety by reference to the full text of each of the Offering Agreement, a copy of which is included as Exhibit 1.1 hereto and is incorporated herein by reference, Amendment No. 1, which is included as Exhibit 1.2 hereto and is incorporated herein by reference, and Amendment No. 2, which is attached as Exhibit 1.3 hereto and is incorporated herein by reference.

The Additional Shares were registered pursuant to the Company’s shelf registration statement on Form S-3 (File No. 333-235509) (the “Registration Statement”), and offerings of the Additional Shares will be made only by means of a prospectus supplement. This Current Report on Form 8-K shall not constitute an offer to sell or solicitation of an offer to buy these securities, nor shall there be any sale of these securities in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities law of such state or jurisdiction.

Foley & Lardner LLP, counsel to the Company, has issued a legal opinion relating to the Additional Shares. A copy of such legal opinion, including the consent included therein, is attached as Exhibit 5.1 hereto.

Item 9.01.         Financial Statements and Exhibits.

(d)         Exhibits

Exhibit No.	Description
1.1
At the Market Offering Agreement, dated December 13, 2019, by and between ThermoGenesis Holdings, Inc. and H.C. Wainwright & Co., LLC (incorporated herein by reference to Exhibit 1.2 to the Registration Statement on Form S-3 (Registration No. 333-235509) filed on December 13, 2019).

1.2
Amendment No. 1 to At the Market Offering Agreement, dated May 19, 2020, between ThermoGenesis Holdings, Inc. and H.C. Wainwright & Co., LLC (incorporated herein by reference to Exhibit 1.1 to the Form 8-K filed on May 20, 2020).

1.3	Amendment No. 2 to At the Market Offering Agreement, dated February 3, 2022, by and between ThermoGenesis Holdings, Inc. and H.C. Wainwright & Co., LLC.
5.1	Opinion of Foley & Lardner LLP.
23.1	Consent of Foley & Lardner LLP (included in Exhibit 5.1).
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THERMOGENESIS HOLDINGS, INC.

Dated: February 3, 2022	/s/ Jeffery Cauble
Jeffery Cauble Chief Financial Officer (Principal Financial Officer and Principal Accounting Officer)